IPS NEW FRONTIER FUND 1999 ANNUAL REPORT


Fellow Shareholders:

         We are pleased to present our Annual Report for the 12 months ended November 30, 1999. Total assets grew from $606,000 to $5,660,120 during the year. If you would like more frequent updates on the Fund's performance and other factors, all performance statistics and the complete Fund portfolio are updated monthly on our Web site. New Frontier is beginning to attract the notice of the financial press. Fund manager Robert Loest and New Frontier Fund were recently been the subject of a major article in the January issue of Mutual Funds magazine. New Frontier has also been ranked in the top 10 funds by Lipper Analytical Services, in the multicap long term growth category, based on 12 month total returns. All investors should be aware of the small number of stocks held by New Frontier Fund. We expect to keep this number around 20 stocks for now, and we may invest large amounts of fund assets in just a few stocks. Our strategy of buying mostly high tech or Internet companies means that the Fund will be more volatile than most stock mutual funds. This volatility is even greater due to the focused nature of the Fund's holdings. While we feel that long term returns during periods of fundamental technological revolution such as we are currently experiencing may be higher than during the mature, low growth industrial economy that existed before 1995, we nevertheless view the dramatic appreciation in the Fund's NAV in recent months as unsustainable, and caution investors NOT to expect such returns from any fund on a long-term basis.

                  [GRAPHIC OMITTED but is represented below]

  ----------------------------------------------------------------------------
 |                                                                            |
 |                     $10,000 INVESTMENT AT INCEPTION 8/3/98                 |
 |                                                                            |
 |                         08/03/98       12/31/98       05/31/99    11/30/99 |
 |                                                                            |
 |     V.L. Arithmetic      $10,000        $10,145        $11,065    $10,975  |
 |     S&P 500              $10,000        $11,029        $11,739    $12,588  |
 |     New Frontier         $10,000        $11,836        $14,799    $24,531  |
 |                                                                            |
  ----------------------------------------------------------------------------
FIGURE 1. The data presented herein and below represent past performance and are not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less at redemption than their original cost.

   TOTAL ANNUAL RETURN FOR:           IPS NEW FRONTIER             VALUE LINE            S&P 500
                                             FUND              ARITHMETIC INDEX         COMPOSITE

    12 MONTHS ENDED 11/30/99                133.63%                   12.61%               20.67%
    INCEPTION 8/3/98 - 11/30/99              96.74%                     7.23%              18.84%

The total returns above include changes in the Fund's share price, plus reinvestment of dividends (income) and capital gains (profits from the sale of a stock). The VALUE LINE ARITHMETIC INDEX and the S&P 500 COMPOSITE have been adjusted to reflect total return with dividends reinvested.
-------------------------------------------------------------------------------



Phone:  423.524.1676    Web site: HTTP://WWW.IPSFUNDS.COM    1225 Weisgarber Rd.
        800.232.9142    E-mail:  INFO@IPSFUNDS.COM           Suite S-380
Fax:    423.544.0630                                         Knoxville, TN 37909

                        TABLE 1: BREAKDOWN BY MARKET CAP
                                  NOV. 30, 1999

       SECTOR                                NUMBER                PERCENT
       -----------------------------------------------------------------------

 1.   Large Caps (>$10b)                        6                   28.6%
 2.   Mid Caps                                 13                   61.9%
 3.   Small Caps (<$1b)                         2                    9.5%
                                             ----               ---------

       Total                                   21                  100.0%

       MEDIAN MARKET CAPITALIZATION:                               $ 6.3B
       WEIGHTED AVERAGE MARKET CAP:                               $ 20.5B


                       Management's Discussion & Analysis
                       ----------------------------------

CLASSIFICATION BY MARKET CAPITALIZATION

         TABLE 1 presents the Fund's makeup by market capitalization as of 11/30/99. Note that the Fund's asset distribution has undergone a shift away from the 50% in large- and 50% in mid-cap companies (market capitalization is price per share times number of shares outstanding, one good measure of a company's size) in the Semi-Annual Report, and toward small- and mid-caps. We feel that median market cap is a better measure of the type of fund you own than is average market cap. The reason is that average market cap is strongly biased by single, large outliers like AMERICA ON-LINE (AOL.N).

         This shift in asset distribution over the last six months is primarily due to a shift toward a higher proportion of the Fund in newer, less mature software and and information services companies, such as MICROMUSE (MUSE.O) and TUMBLEWEED (TMWD.O). The reason for this shift was to seek higher returns than were possible in some of the older, more mature tech companies like EMC CORP. (EMC.N) and BMC SOFTWARE (BMCS.O). We expect in the future that the Fund's market cap profile will continue to be determined by where in the stock market we find opportunity.

VOLATILITY OF RETURNS

                   [GRAPHIC OMITTED but is represented below]


 ----------------------------------------------------------
|                                                          |
|      Quarter Returns:  IPS New FrontierFund              |
|       vs. Value Line Arithmetic Composite                |
|                                                          |
|                            IPS              Value Line   |
| Quarter ending         New Frontier         Arithmetic   |
|                            Fund              Composite   |
|                                                          |
|     09/98                 -1.92%              -16.23%    |
|     12/98                 20.67%               19.80%    |
|     03/99                 19.11%               -3.46%    |
|     06/99                  9.59%               17.24%    |
|     09/99                 11.08%               -8.38%    |
 ----------------------------------------------------------

FIGURE 2. Relative volatility of the NEW FRONTIER FUND, on a quarterly basis, vs. the broad stock market as represented by the VALUE LINE ARITHMETIC COMPOSITE.

         In order to gain a better perspective on your Fund's return and risk characteristics, review FIGURE 2. Note that New Frontier's downside volatility has been significantly less than that of the overall market, as represented by the VALUE LINE ARITHMETIC COMPOSITE (VLAC). This has been true throughout the Fund's history. However, the Fund is still very volatile on a day-to-day basis, due to both they type and the small number of companies that it holds. Note also that New Frontier has again regained its dominance over the VLAC, primarily due to the shift mentioned above to smaller, faster growing companies.

         In August we modified our stock selection strategy. Our concern during the steep market decline of Summer, 1999 was that the Fund's YTD return was below that of the Millennium Fund, and it was more volatile. In other words, our return per unit of risk was below that of the less risky Millennium Fund, which we felt was unacceptable. New Frontier will be much more volatile than most funds, but this should also be accompanied by higher returns, or we aren't doing our job.

         Our conclusion was that we were doing too much trading to capture short-term profits. Our decision was to do less trading, and to focus the Fund's portfolio even more than it had been. We decided on a core position in three or four of what we feel are the most clearly dominant winners for the long term, with higher amounts of the Fund's assets in each one. We also decided to stay more fully invested, and not to use large cash positions to reduce the Fund's volatility, but to concentrate more on buying high growth companies, and to accept the accompanying higher volatility, as long as the returns justified it.

         While this makes the Fund even more volatile than it has been in the past, it has dramatically improved the Fund's return per unit of risk. We feel this strategic shift in the Fund's management was what was responsible for our exceptional return during 1999, most of which came in our last FY quarter (9/99
- 11/99). This shift can be seen in both FIGURE 1 and FIGURE 2.

COPYRIGHT 1999, IPS ADVISORY, INC.                                        PAGE 2

CHANGES IN PORTFOLIO SECTORS

         TABLE 2 on the shows a snapshot of the Fund's investment sector makeup and changes over the last six months. Note first of all the large cash positions at the end of both periods, which is typical. Also, you can see that for most portfolio sectors, there have been major changes. In many cases we have gone from 0% to a large position, as in the case of INFORMATION SERVICES, or from a large position to nothing, as with NATURAL GAS UTILITIES.

                                     TABLE 2

INDUSTRY SECTOR                         POSITION (%)         POSITION (%)
                                         5/31/99               11/30/99
-------------------------------------------------------------------------------


Cash                                       32.9%               10.6%
Cable Service Providers                     1.7%                0.0%
Computer & Internet Equip                   9.7%                3.6%
Electronic Commerce                        11.8%                6.3%
Information Services                       14.5%               20.1%
Internet Service Providers                 11.8%                3.9%
Semi-Conductor Technology                   0.0%                1.5%
Software, General                          12.9%               21.0%
Software, E-commerce                        2.5%               19.4%
Telecommunications                          2.3%               13.5%

 ------------------------------------------------------------------------------

TOTAL                                     100.0%              100.0%


         This is the result of successful stock picks. OUR OBJECTIVE WHEN WE BUY A COMPANY IS NORMALLY A 50% PLUS SHORT-TERM GAIN. We are buying companies whose stock price has plunged on what we believe are clearly short-term factors, either particular to that company, or to the industry sector. If we are correct, the stock recovers within a few months at most, and we sell it.

         Thus, over a six month period we should experience large changes in the Fund's investment sector make-up if we are accurate in our assessment of the companies we purchase for you. So far, this has proven to be the case. This also results in high turnover ratios and large capital gains, so be prepared to get socked with a big capital gains distribution at the end of 1999. We think the returns justify it, but all investors should understand our management strategy, because it is better suited for qualified plans where capital gains are tax-deferred, than for taxable accounts.

ANALYSIS OF PERFORMANCE

         We have broken down our performance gains by investment sector below, and listed the major contributors to each sector's performance.


INVESTMENT SECTOR                        6-MONTH RETURN         PRIMARY CONTRIBUTORS
-----------------                        --------------         --------------------
COMPUTER NETWORKING                         (  9.5)%            COMS (-26.8%)
ELECTRIC UTILITIES                            12.0%
ELECTRONIC COMMERCE                           70.3%             AMZN (+153.2%)
FINANCIAL & BANKING                           33.1%             NCBC (+34.7%)
INFORMATION SERVICES                          57.5%             BCST (+53.4%)
INTERNET SERVICE PROVIDERS                   103.8%             CNCX (+85.3%), VRIO (+206.9%)
MEDICAL SERVICES                              32.8%             HBOC (+32.8%)
NATURAL GAS UTILITY                           41.5%             CPN (+45.7%)
SEMICONDUCTORS                               146.7%             ADI (+50.2%), BRCM (+56.7%), NSM (+56.4%)
SOFTWARE                                       8.0%             ITWO (+19.2%)
TELECOMMUNICATIONS                           156.6%             GBLX (+71.8%), JDSU (+63.6%), PCS (+79.5%)

         The largest contributors by far to the Fund's capital gains were the TELECOMMUNICATION, SEMICONDUCTOR and INTERNET SERVICE PROVIDER sectors. Together, they accounted for 70.7% of the six-month period's total capital gains of $317,354. If you add in the INFORMATION SERVICES sector - mostly Internet companies BROADCOM (BRCM.O), LYCOS (LCOS.O), NETWORK SOLUTIONS (NSOL.O) and YAHOO! (YHOO.O) - the total reaches nearly 90% of capital gains.

COPYRIGHT 1999, IPS ADVISORY, INC.                                        PAGE 3


         There is an obvious theme here. VIRTUALLY ALL OF YOUR CAPITAL GAINS CAME FROM THE INTERNET IN ONE WAY OR ANOTHER. Most or all of the growth in our economy comes from increasing connectivity. The Internet is increasingly the way we communicate. We expect, for the foreseeable future, to concentrate our bets on these areas. What this means for you is that your portfolio will be more volatile than most funds on a day to day basis, because we are buying volatile stocks, and we are taking large positions. You should not expect that your portfolio will track the overall market on a daily basis, because performance tends to be determined by individual companies in the Fund with very large moves, not by the overall stock market. We sincerely appreciate your confidence in IPS NEW FRONTIER FUND. Please visit your Web site, and let us know if you have any questions or suggestions for us.


ROBERT A. LOEST, PH.D., CFA                      GREGORY A. D'AMICO
SENIOR PORTFOLIO MANAGER                         PRESIDENT








 ------------------------------------------------------------------------------


         THIS ANNUAL REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT IS PROCEEDED OR ACCOMPANIED BY A PROFILE OR A PROSPECTUS FOR IPS NEW FRONTIER FUND.

                              FINANCIAL STATEMENTS

                              IPS NEW FRONTIER FUND
--------------------------------------------------------------------------------


                       STATEMENT OF ASSETS AND LIABILITIES
                                November 30, 1999


ASSETS:
Investments in securities, at value -             $6,303,549
 identified cost 4,426,937
Cash                                                  26,100
Accounts Receivable
  Fund shares sold                                    66,298
  Interest                                             2,841
                                                  ----------

Total assets                                       6,398,788

LIABILITIES:
Accounts Payable
  Investments securities purchased                   696,399
  Accrued expenses                                     5,519
                                                  ----------

Total liabilities                                    701,918

Net Assets                                         5,696,870

Net assets consist of:
  Paid in capital                                  3,648,764
  Accumulated realized capital gains                 171,494
  Accumulated unrealized capital gain              1,876,612
                                                  ----------
Net Assets                                         5,696,870
Net asset value (5,696,870/193,818 shares)        $    29.39
                                                  ==========



                             STATEMENT OF OPERATIONS
                          Year Ending November 30, 1999
    -------------------------------------------------------------------------


INVESTMENT INCOME:
  Dividend income                                        $     2,174
  Interest                                                    23,316
                                                         -----------
Total income                                                  25,490

Expenses:
  Management fees                                             28,048
                                                         -----------
Total expense                                                 28,048

Net investment income                                         (2,558)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                    192,875
  Change in unrealized appreciation
    of investments for the year                            1,835,687
                                                         -----------
  Net gain (loss) on investments                           2,028,562

NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                           $ 2,026,004


The accompanying notes are an integral part of the financial statements.

                              FINANCIAL STATEMENTS

                              IPS NEW FRONTIER FUND
--------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS
    ------------------------------------------------------------------------



                                      December 1,1999 to       August 3,1998 to
                                       November 30, 1999        November 30,1998


INCREASE (DECREASE) IN NET                    1999                      1998
--------------------------                    ----                      ----

ASSETS FROM OPERATIONS:
Investment income-net                     ($    2,558)               $   1,131
Net realized gain on investments              192,875                  (18,829)
CHANGE IN UNREALIZED                        1,835,687                   40,925
                                          -----------                ---------
APPRECIATION
Net increase in net assets                  2,026,004                   23,227
resulting from operations
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
Investment income-net                          (1,125)                       0
Realized gains                                      0                        0
                                          -----------                ---------
Net decrease in net assets due to              (1,125)                       0
distributions to shareholders
CAPITAL SHARE TRANSACTIONS:
Issued-regular                              3,538,001                  585,867
Issued-in lieu of cash                          1,125                        0
distributions
Redeemed - regular                           (473,229)                  (3,000)
                                          -----------                ---------
INCREASE IN NET ASSETS DUE TO               3,065,897                  582,867
CAPITAL SHARE TRANSACTIONS
INCREASE IN NET ASSETS                      5,090,776                  606,094
NET ASSETS                                    606,094                        0
      Beginning of year
      End of period                       $ 5,696,870                $ 606,094
                                          ===========                =========


he accompanying notes are an integral part of the financial statements.

                              IPS NEW FRONTIER FUND
            FINANCIAL HIGHLIGHTS, SELECTED PER SHARE DATA AND RATIOS


                                                                         FOR THE YEAR ENDED      FOR THE PERIOD
                                                                         NOVEMBER 30, 1999       AUGUST 3, 1998 TO NOVEMBER 30, 1998
                                                                         -----------------      ------------------------------------

                                                                           PER SHARE DATA:      PER SHARE DATA:
SELECTED PER SHARE DATA:
     Net assets value beginning of period                                  $      12.60         $    12.00


INCOME FROM INVESTMENT OPERATIONS
Net Investment income                                                             (0.03)              0.03
Net realized and unrealized gain
    (loss) on investments                                                         16.84               0.57

                                                                           ------------         ----------

          TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                          16.81               0.60

LESS DISTRIBUTIONS:

Dividends from net investment income                                              (0.02)              0.00
                                                                           ------------         ----------

NET ASSET VALUE:
     End of period                                                         $      29.39         $    12.60
                                                                           ============         ==========

     Total return                                                                133.37%              5.00% <F1>

RATIOS:
     Net assets, end of period (thousands)                                 $      5,697         $      606
     Ratio of expenses to average net assets                                       1.40%               1.40% <F1>
     Ratio of net income to average net assets                                     (.13%)              0.27%
     Portfolio turnover rate                                                     217.50%              15.48%

<F1> ANNUALIZED.

================================================================================

                          NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDING NOVEMBER 30, 1999

NOTE 1 - ORGANIZATION

The company is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The company began selling shares and making investments on August 3, 1998. The fund's investment objective is growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value.

FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are recorded on the ex-dividend date.

OTHER - The Fund follows industry practice and records security transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The specific identification method is used for determining gains and losses for financial statement and income purposes.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - CAPITAL SHARE TRANSACTIONS

As of November 30, 1999, there were an unlimited number of shares of no par value capital stock authorized and capital paid was $3,648,764.

Transactions in capital stock for the period 12/01/98 through 11/30/99 were as follows:

                                               SHARES                                 AMOUNT

                                        1999            1998                1999              1998
                                        ----            ----                ----              ----

Shares sold                           181,602          48,349          $3,538,001          $585,867
Share issued in reinvestment
  of Dividends                             87               0               1,125                 0
                                      -------          ------          ----------          --------
     Total                            181,689          48,349           3,539,126           585,867
 Shares redeemed                       35,981             239             473,230             3,000
                                      -------          ------          ----------          --------
Net increase                          145,708          48,110          $3,065,896          $582,867

NOTE 4 - INVESTMENT TRANSACTIONS

The Fund made purchases of investment securities (excluding short-term securities) of $5,974,865 and 3,549,593, respectively, during the period December 1, 1998 through November 30, 1999; there were no investment transactions involving U.S. Government obligations. At November 30, 1999, the unrealized appreciation for all securities was$1,930,786 and the unrealized depreciation for all securities was $54,174. For a net unrealized appreciation of $1,876,612. The aggregate cost of securities for federal income tax purposes at November 30, 1999 was $4,426,937.

NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees paid to IPS Advisory Inc. during the year ended November 30, 1999 was $28,048.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

Securities Service Network, Inc. (SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

NOTE 6 - CHANGE OF INDEPENDENT ACCOUNTANTS

Effective October 21, 1999 the Trust selected the accounting firm of McCurdy & Associates CPA's Inc. To serve as the funds' independent certified public accountants for the fiscal year ended November 30, 1999 to fill a vacancy resulting from Cherry, Bekaert & Holland, L.L.P.'s resignation. Cherry, Bekaert & Holland, L.L.P. had served as the funds' independent certified public accountants for the funds' fiscal years ended November 30, 1998. Cherry, Bekaert & Holland's report on the financial statements of the fund for the fiscal year ended November 30, 1998 did not contain an adverse opinion or disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Cherry, Bekaert & Holland, L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure during the fiscal year ended November 30, 1998 through the date of their resignation.

The Trust represents that it had not consulted with McCurdy and Associates CPS's Inc. at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Fund's financial statements.


NOTE 7 - RECLASSIFICATION OF CAPITAL ACCOUNTS

The Fund has adopted Statement of position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions to shareholders to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and accumulated realized capital gain have been adjusted as of November 30, 1999 in the following amounts. Theses restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended November 30, 1999.

           UNDISTRIBUTED NET INVESTMENT LOSS               ACCUMULATED REALIZED CAPITAL GAIN (LOSS)
           ---------------------------------               ----------------------------------------
                       2,552                                               (2,552)

                              IPS NEW FRONTIER FUND
                             SCHEDULE OF INVESTMENTS
                                NOVEMBER 30, 1999



EQUITY SECURITIES:                                             SHARES                 VALUE
COMPUTER NETWORKING  - 3.6

    Radio Frequency Microdevices  <F1>                         3,000            $   203,810

ELECTRONIC COMMERCE  - 10.5
    Amazon.com  <F1>                                           2,000                170,125
    Doubleclick  <F1>                                          1,500                240,094
    Verisign  <F1>                                             1,000                185,813

INFORMATION & SERVICES  - 20.1
    CMGI  <F1>                                                 1,500                220,688
    Mapquest  <F1>                                             1,000                 24,875
    Network Solutions  <F1>                                    1,700                254,894
    Yahoo! Inc.  <F1>                                          3,000                638,250

INTERNET SERVICE PROVIDERS  - 3.8
    America Online  <F1>                                       2,000                145,375
    Verio  <F1>                                                2,000                 71,875

SEMICONDUCTORS   - 1.5
    National Semiconductor  <F1>                               2,000                 85,000

SOFTWARE  - 36.2
    Broadvision  <F1>                                          3,000                279,188
    Micromuse Inc.  <F1>                                       1,000                114,375
    Phone.com  <F1>                                            1,400                203,000
    Realnetworks  <F1>                                         5,000                697,500
    Silknet  <F1>                                              1,000                 88,250
    Software.com  <F1>                                         3,000                291,188
    Tumbleweed Communication  <F1>                             2,000                 78,000
    Vitria Technology  <F1>                                    3,000                299,438

TELECOMMUNICATIONS   - 13.6
    Clarent Corp.  <F1>                                        1,000                 81,250
    JDS Uniphase  <F1>                                         3,000                686,250

TOTAL COMMON STOCK  - (COST $3,182,626) - 89.3                                    5,059,238
                                                                                -----------

MONEY MARKET FUNDS   - 22.0                             Principal Amount
     Riverfront U.S. Govt Securities Fund                 $ 1,244,331             1,244,311
                                                                                -----------

TOTAL INVESTMENTS  - (COST $4,426,937) - 111.3%                                   6,303,549

EXCESS OF OTHER LIABILITIES OVER OTHER ASSETS    - (11.3)                         (643,429)
                                                                                -----------

NET ASSETS  - 100                                                               $ 5,660,120
                                                                                ===========

<F1> Non-income producing


The accompanying notes are an integral part of the financial statements.

INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
IPS New Frontier Fund

We have audited the accompanying statement of assets and liabilities of IPS New Frontier Fund, including the schedule of portfolio investments, as of November 30, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and the period from August 3, 1998 (commencement of operations) to June 30, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of November 30, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IPS New Frontier Fund as of November 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 3, 1998 (commencement of operations) to June 30, 1998 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 8, 1999